UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §210.14a-12

BURTECH ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

BURTECH ACQUISITION CORP.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
NOTICE OF SPECIAL ANNUAL MEETING TO BE HELD DECEMBER [*], 2024 TO THE
STOCKHOLDERS OF BURTECH ACQUISITION CORP.
On behalf of the Board of Directors of BurTech Acquisition Corp. (the “Company,” “BurTech” or “we”), I invite you to attend our Special Annual Meeting of Stockholders (the “Special Annual Meeting”). We hope you can join us. The Special Annual Meeting will be held at 11:30 a.m. Eastern Time on December [*], 2024. BurTech will be holding the Special Annual Meeting via teleconference using the following dial-in information:
US Toll Free
International Toll
Conference ID
This meeting shall also serve as the Company’s annual meeting of shareholders for the year 2024.
The Notice of Special Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at [https://www.cstproxy.com/burtechacq/2024.] We are first mailing these materials to our stockholders on or about November [*], 2024.
As discussed in the enclosed Proxy Statement, the purpose of the Special Annual Meeting is to consider and vote upon the following proposals:
(a)
Proposal 1 — A proposal to amend BurTech’s second amended and restated certificate of incorporation (the “Charter”), to extend the date by which BurTech has to consummate a business combination “Extension”), from December 15, 2024 to May 15, 2025 (such date being referred to as the “Extended Termination Date”) with no additional payment to the Company’s Trust Account. We refer to this proposal as the “Charter Amendment Proposal;”

(b)
Proposal 2 — A proposal to amend BurTech’s investment management trust agreement, dated as of December 15, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date until May 15, 2025, by depositing no additional funds into the Trust Account (the “Trust Amendment”) We refer to this proposal as the “Trust Amendment Proposal”;

(c)
Proposal 3 — A proposal to consider and vote to ratify the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024. We refer to this proposal as the “Ratification of Auditors Proposal”; and

(d)
Proposal 4 — A proposal to direct the chairman of the Special Annual Meeting to adjourn the Special Annual Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Annual Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”).

Although the Company has entered into a merger agreement for a potential business combination (the “Business Combination”), the Business Combination has not been consummated.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the Business Combination. The Company’s prospectus for its initial public offering (“IPO”) and its Charter provide that the Company has until December 15, 2024 (the “Original Termination Date”) to complete the Business Combination. There is not sufficient time before December 15, 2024 for the Company to complete the Business Combination given the projected timetable or filing with the Securities and Exchange Commission (“SEC”) a registration statement under the Securities Act of 1933 on Form S-4 (the “Business Combination Registration Statement”), and having it declared effective prior to holding a Special Annual Meeting of the Company to consider any Business Combination. Accordingly, the

Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate the Business Combination.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company would have until May 15, 2025 to consummate the Business Combination.
Upon the closing of the Company’s IPO, approximately $292.2 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities.
Prior Extension
At a special meeting of stockholders held on March 10, 2023 (the “Extension Meeting”), the Company’s stockholders approved (i) a proposal to amend its amended and restated certificate of incorporation, and (ii) a proposal to amend the investment management trust agreement dated as of December 10, 2021, with Continental Stock Transfer & Trust Company, the Company’s transfer agent t(he “Transfer Agent”), to extend the date by which it has to consummate a business combination until December 15, 2023 (the “Trust Agreement”). In connection with the stockholders’ vote at the Extension Meeting, 22,119,297 shares were tendered for redemption. As a result, approximately $228 million (approximately $10.31 per share) was removed from the Trust Account to pay such stockholders. Following redemptions, the Company had approximately $68 million in the Company’s trust account.
At a special meeting of stockholders held on December 11, 2023 (the “Second Extension Meeting”), the Company entered into another amendment to the Trust Agreement (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination twelve (12) times, each such extension for an additional one (1) month period until December 15, 2024, by depositing into the Trust Account the lesser of $0.03 per unredeemed share of Class A common stock or $150,000 per month. In connection with the stockholders’ vote at the Special Meeting, 2,285,040 shares were tendered for redemption. As a result, approximately $24.4 million (approximately $10.70 per share) was removed from the Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date.
On December 11, 2023, the Company issued an aggregate of 9,487,495 Class A Shares, to the holders of the Company’s Class B Shares, upon the exchange of an equal number of Class B Shares (the “Exchange”). The 9,487,495 Class A Shares issued in connection with the Exchange are subject to the same restrictions as applied to the Class B Shares before the Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of the Business Combination as described in the prospectus for our IPO.
THE FUNDS HELD IN THE COMPANY’S TRUST ACCOUNT, INCLUDING ANY INTEREST THEREON, WILL NOT BE USED TO PAY FOR ANY EXCISE TAX LIABILITIES WITH RESPECT TO ANY FUTURE REDEMPTIONS PRIOR TO OR IN CONNECTION WITH ANY EXTENSION, THE BUSINESS COMBINATION OR THE LIQUIDATION OF THE COMPANY.
The Board has fixed the close of business on November [*], 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Annual Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 15,162,658 shares of Class A common stock, $0.0001 par value, (the “Class A common stock”), and five shares of Class B common stock, par value $0.0001 per share (the “Class B common stock”), issued and outstanding. The shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. The Class A common stock and the Class B common stock are collectively referred to as the Company’s “Common Stock.” The public shares of Class A common stock are referred to as the “Public Shares.” Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Annual Meeting or any adjournment thereof.
Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement. The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow

BurTech more time to complete its Initial Business combination. The purpose of the Ratification of Auditors Proposal is to approve Marcum LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
The Company’s Current Charter and Trust Agreement provide that BurTech has only until December 15, 2024 to complete a business combination so long as the monthly extension payments of $150,000 are paid into the Trust Account. If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate a business combination from December 15, 2024 until May 15, 2025.
Background
BurTech was incorporated in Delaware on March 02, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated December 09, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter BurTech has until December 15, 2023 to complete the Business Combination. If the Business Combination is not completed prior to December 15, 2023, BurTech can extend the time to complete the Business Combination only by the amendment of its Charter which requires the approval of at least 65% of the holders of the Company’s Common Stock entitled to vote, which include the holders of both the Class A common stock and the Class B common stock.
The Merger
On December 22, 2023, BurTech entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among BurTech, BurTech Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of BurTech, Blaize, Inc., a Delaware corporation (“Blaize”), and, solely for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, pursuant to which Merger Sub will merge with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a direct, wholly owned subsidiary of BurTech, on the terms and subject to the conditions set forth therein (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, BurTech will be renamed “Blaize Holdings, Inc.” The Company has filed a registration statement on Form S-4 with the SEC, however the Company believes that they need more time to complete the Business Combination.
Failure to Timely Complete a Business Combination
As disclosed in the Company’s prospectus dated December 09, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, as amended, and the Company’s Charter, if BurTech does not complete its initial Business Combination by December 15, 2024, BurTech would cease all operations except for the purpose of winding up the Company.
Although they have filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), BurTech and its board of directors have determined that there will not be sufficient time before December 15, 2024 to hold a Special Annual Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, BurTech’s board has determined that, given BurTech’s expenditure of time, effort and money on completing its Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, BurTech will have to consummate the Business Combination before the Extended Termination Date.
You are not being asked to vote on the business combination at this time. If the Charter Amendment Proposals the Trust Amendment Proposal is implemented and you do not elect to redeem your shares of Class A common stock now, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your shares of Class A common stock into a pro rata portion of the Trust

Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.
If BurTech’s board of directors determines that BurTech will not be able to consummate the Business Combination by the Extended Termination Date, BurTech would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares of Class A common stock.
In connection with the Charter Amendment Proposal and the Trust Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to BurTech to pay franchise and income taxes, divided by the number of then outstanding public shares of Class A common stock, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares of Class A common stock will retain their right to redeem their public shares of Class A common stock when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposals and the Trust Amendment Proposal. Each redemption of shares of Class A common stock by our public stockholders will decrease the amount in our Trust Account, which held approximately $[47] million of marketable securities as of November [*], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if BurTech has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 10,385,750 shares of our common stock, which include five shares Class B shares of common stock and 9,487,495 shares of Class A common stock issued upon conversion of the same number of shares of Class B common stock, all of which were issued prior to our IPO, and we refer to as the “Founder Shares,” and 898,250 shares of Class A common stock that were part of the private units purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Shares”).
We have issued to EF Hutton, a division of Benchmark Investments, LLC or their affiliates, as representative of the underwriters in our IPO (the “Representative”), 431,250 shares of our Class A common stock in connection with the consummation of the IPO (including share issued upon exercise of the underwriters’ over-allotment option). We refer to such shares of Class A common stock as the “Representative Shares.” The holders of the Representative Shares have agreed not to transfer, assign or sell any such shares without our prior consent until the completion of our initial business combination. In addition, the holders of the Representative Shares have agreed (i) to waive their redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of our initial business combination and (ii) to waive their rights to liquidating distributions from the trust account with respect to such shares if we fail to complete our initial business combination by the Original Termination Date.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Annual Meeting (or December [*]. 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
As of November [*], 2024, there was approximately $47 million in the Trust Account. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to May 15, 2025, the redemption price per share at the meeting for the Initial Business combination or the Company’s subsequent liquidation will be approximately $10.** per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.** per share. The closing price of the Company’s common stock on November [*], 2024 was $10.**. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal are not approved, and we do not consummate the Business Combination by December 15, 2024, as contemplated by our IPO prospectus and in accordance with our Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per- share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, our sponsor, Representative, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Representative Shares or the Private Placement Shares.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding Common Stock, including the Founder Shares, the Private Placement Shares and the Representative Shares, will be required to approve the Charter Amendment Proposals and the Trust Amendment Proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.
Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our stockholders.
Our board has fixed the close of business on November [*], 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Annual Meeting or any adjournment thereof.
After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal and the Special Annual Meeting. Whether or not you plan to attend the Special Annual Meeting, we urge you to read this material carefully and vote your shares.
Sincerely,
/s/ Shahal Khan

Shahal Khan
Chief Executive Officer

BURTECH ACQUISITION CORP.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
NOTICE OF SPECIAL ANNUAL MEETING OF STOCKHOLDERS TO
BE HELD ON DECEMBER [*], 2024
November [*], 2024
To the Stockholders of BurTech Acquisition Corp.:
NOTICE IS HEREBY GIVEN that a Special Annual Meeting of Stockholders (the “Special Annual Meeting”) of BurTech Acquisition Corp. (“BurTech”), a Delaware corporation, will be held on December [*], 2024, at 11:30 a.m. Eastern Time. The Company will be holding the Special Annual Meeting via teleconference using the following dial-in information:
US Toll Free
International Toll
Conference ID
This meeting shall also serve as the Company’s annual meeting of stockholders for the year 2024.
The purpose of the Special Annual Meeting will be to consider and vote upon the following proposals:
1.
Proposal 1 — A proposal to amend BurTech’s second amended and restated certificate of incorporation (the “Charter”), to: extend the date by which BurTech has to consummate a business combination (the “Charter Amendment”), from December 15, 2024 to May 15, 2025 (such date actually extended being referred to as the “Extended Termination Date”). We refer to this as the “Charter Amendment Proposal”;

(a)
Charter Amendment Proposal;”

2.
Proposal 2 — A proposal to amend BurTech’s investment management trust agreement, dated as of December 15, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date from, December 15, 2024 until May 15, 2025, with no additional funds deposited into the Trust Account, (the “Trust Amendment”). We refer to this proposal as the “Trust Amendment Proposal”; and

3.
Proposal 3 — A proposal to consider and vote to ratify the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024. We refer to this proposal as the “Ratification of Auditors Proposal”;

4.
Proposal 4 — a proposal to direct the chairman of the Special Annual Meeting to adjourn the Special Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Annual Meeting, there are not sufficient votes to approve the foregoing proposal. We refer to this proposal as the “Adjournment Proposal”; and

5.
To act on such other matters as may properly come before the Special Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on November [*], 2024 as the record date for the Special Annual Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Annual Meeting or any adjournment or adjournments thereof.
By Order of the Board of Directors
/s/ Shahal Khan

Chief Executive Officer
New York, New York

IMPORTANT
IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER [*], 2024. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT: https://www.cstproxy.com/burtechacq/2024

BURTECH ACQUISITION CORP.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
PRELIMINARY PROXY STATEMENT
FOR
SPECIAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER [*], 2024
FIRST MAILED ON OR ABOUT NOVEMBER [*], 2024
Date, Time and Place of the Special Annual Meeting
The enclosed proxy is solicited by the Board of Directors (the “Board”) of BurTech Acquisition Corp. (“the Company,” “BurTech” or “we”), a Delaware corporation, in connection with the Special Annual Meeting of Stockholders to be held on December [*], 2024 at 11:30 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. BurTech will be holding the Special Annual Meeting, and any adjournments thereof, via teleconference using the following dial-in information:
US Toll Free
International Toll
Conference ID
The principal executive office of the Company is 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004, and its telephone number, including area code, is (202) 600-5757.
This meeting shall also serve as the Company’s annual meeting of stockholders for the year 2024.
Purpose of the Special Annual Meeting
At the Special Annual Meeting, you will be asked to consider and vote upon the following matters:
1.
Proposal 1 — A proposal to amend BurTech’s second amended and restated certificate of incorporation (the “Charter”), to extend the date by which BurTech has to consummate a business combination (the “Charter Amendment”), from December 15, 2024 to May 15, 2025 (such date being referred to as the “Extended Termination Date”). We refer to these proposals as the “Charter Amendment Proposal;”

2.
Proposal 2 — A proposal to amend BurTech’s investment management trust agreement, dated as of December 15, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date until May 15, 2025, with no additional payments to the Trust Account (the “Trust Amendment”). We refer to this proposal as the “Trust Amendment Proposal;”

3.
Proposal 3 — A proposal to consider and vote to ratify the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024. We refer to this proposal as the “Ratification of Auditors Proposal;”

4.
Proposal 4 — A proposal to direct the chairman of the Special Annual Meeting to adjourn the Special Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Annual Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

5.
To act on such other matters as may properly come before the Special Annual Meeting or any adjournment thereof.

Background
BurTech was incorporated in Delaware on March 02, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated December 09, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter, if BurTech was unable to complete its initial business combination within such period (as extended as described herein), it would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to BurTech (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, BurTech would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
On December 22, 2023, BurTech entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among BurTech, BurTech Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of BurTech, Blaize, Inc., a Delaware corporation (“Blaize”), and, solely for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, pursuant to which Merger Sub will merge with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a direct, wholly owned subsidiary of BurTech, on the terms and subject to the conditions set forth therein (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, BurTech will be renamed “Blaize Holdings, Inc.”
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the Business Combination. The Company’s prospectus for its IPO and its Charter provide that the Company has until December 15, 2024 (the “Original Termination Date”) to complete the Business Combination. There is not sufficient time before December 15, 2024 for the Company to complete the Business Combination given the projected timetable, for the registration statement on Form S-4 under the Securities Act of 1933 (the “Initial Business Combination Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) being declared effective prior to holding a Special Annual Meeting of the Company to consider the Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate the Business Combination.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company would have up to an additional six months after the Original Termination Date to consummate the Initial Business Combination until May 15, 2025.
Upon the closing of the Company’s IPO, approximately $292.2 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities.
Prior Extension
At a special meeting of stockholders held on March 10, 2023 (the “Extension Meeting”), the Company’s stockholders approved (i) a proposal to amend its amended and restated certificate of incorporation, and (ii) a proposal to amend the investment management trust agreement dated as of December 10, 2021, with Continental Stock Transfer & Trust Company, the Company’s transfer agent t(he “Transfer Agent”), to extend the date by which it has to consummate a business combination until December 15, 2023 (the “Trust Agreement”). In connection with the stockholders’ vote at the Extension Meeting, 22,119,297 shares were tendered for redemption. As a result, approximately $228 million (approximately $10.31 per share) was removed from the Trust Account to pay such stockholders. Following redemptions, the Company had approximately $68 million in the Company’s trust account.

At a special meeting of stockholders held on December 11, 2023 (the “Second Extension Meeting”), the Company entered into an amendment to the Trust Agreement d (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination twelve (12) times, each such extension for an additional one (1) month period until December 15, 2024, by depositing into the Trust Account the lesser of $0.03 per unredeemed share of Class A common stock or $150,000 per month. In connection with the stockholders’ vote at the Special Meeting, 2,285,040 shares were tendered for redemption. As a result, approximately $24.4 million (approximately $10.70 per share) was removed from the Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date.
On December 11, 2023, the Company issued an aggregate of 9,487,495 Class A Shares, to the holders of the Company’s Class B Shares, upon the exchange of an equal number of Class B Shares (the “Exchange”). The 9,487,495 Class A Shares issued in connection with the Exchange are subject to the same restrictions as applied to the Class B Shares before the Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of the Business Combination as described in the prospectus for our IPO.
The Board has fixed the close of business on November [*], 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Annual Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 15,162,658 shares of Class A common stock, $0.0001 par value, issued and outstanding (the “Class A common stock” or “Public Shares”) and five shares of Class B common stock, par value $0.0001 per share (the “Class B common stock” and together referred to as the “Common Stock”), issued and outstanding. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Annual Meeting or any adjournment thereof.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow BurTech more time to complete the Business Combination. BurTech’s Charter provides that BurTech has only until December 15, 2024 to complete a business combination. The purpose of the Ratification of Auditors Proposal is to approve Marcum LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL ANNUAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.
Q.
What is being voted on?

A.
You are being asked to consider and vote upon (x) a proposal to amend the Company’s Charter (such amendment, the “Charter Amendment Proposal”) and to amend the Investment Management Trust Agreement (the “Trust Amendment Proposal”) to allow the Board to extend the date to consummate the Business Combination from December 15, 2024 to May 15, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”), without another stockholder vote, the date by which, if the Company has not consummated a merger, merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving one or more businesses or entities, the Company must: (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of Class A common stock, at a per-share of Class A common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to BurTech (net of taxes payable), divided by the number of then outstanding shares of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law; (y) a proposal to ratify the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024, and (z) a proposal to adjourn the Special Annual Meeting if necessary.

Q.
Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A.
BurTech was incorporated in Delaware on March 02, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. On December 15, 2021, the Company consummated its initial public offering (“IPO”) and the underwriters’ partial exercise of over-allotment option on December 13, 2021. Simultaneously with the closing of the IPO and the exercise of the partial exercise by the underwriter of its over-allotment option, the Company consummated the private placement for the sale of private units (“Private Placement”) with BurTech LP, LLC (the “Sponsor”) containing an aggregate of 898,250 shares of Class A common stock (the “Private Placement Shares”). $291,812,500 from the net proceeds of the units sold in the IPO and the Private Placement was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) for the benefit of the persons holding Public Shares (“Public Stockholders”).

At a special meeting of stockholders held on March 10, 2023 (the “Extension Meeting”), the Company’s stockholders approved (i) a proposal to amend its amended and restated certificate of incorporation, and (ii) a proposal to amend the investment management trust agreement dated as of December 10, 2021, with Continental Stock Transfer & Trust Company, the Company’s transfer agent t(he “Transfer Agent”), to extend the date by which it has to consummate a business combination until December 15, 2023 (the “Trust Agreement”). In connection with the stockholders’ vote at the Extension Meeting, 22,119,297 shares were tendered for redemption. As a result, approximately $228 million (approximately $10.31 per share) was removed from the Trust Account to pay such stockholders. Following redemptions, the Company had approximately $68 million in the Company’s trust account.
At a special meeting of stockholders held on December 11, 2023 (the “Second Extension Meeting”), the Company entered into an amendment to the Trust Agreement d (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination twelve (12) times, each such extension for an additional one (1) month period until December 15, 2024, by depositing into the Trust Account the lesser of $0.03 per unredeemed share of Class A common stock or $150,000 per month. In connection with the stockholders’ vote at the Special Meeting, 2,285,040 shares were tendered for redemption. As a result, approximately $24.4 million

(approximately $10.70 per share) was removed from the Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date.
On December 11, 2023, the Company issued an aggregate of 9,487,495 Class A Shares, to the holders of the Company’s Class B Shares, upon the exchange of an equal number of Class B Shares (the “Exchange”). The 9,487,495 Class A Shares issued in connection with the Exchange are subject to the same restrictions as applied to the Class B Shares before the Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of the Business Combination as described in the prospectus for our IPO.
The Company believes that given its expenditure of time, effort, and money spent in connection with the Business Combination, the Public Stockholders of the Company should be given an opportunity to consider and vote on the Business Combination. We do not believe that we will have sufficient time to consummate the Business Combination prior to December 15, 2024.
Therefore, we are seeking approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Furthermore, the Board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete the Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the Company’s corporate existence and time to complete the Initial Business Combination.
YOU ARE NOT BEING ASKED TO VOTE ON THE INITIAL BUSINESS COMBINATION AT THIS TIME. IF THE CHARTER AMENDMENT PROPOSAL IS APPROVED AND THE CHARTER AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE INITIAL BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).
Q.
Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A.
The Board believes stockholders will benefit from the Company’s consummating the Initial Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete the Initial Business Combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal would give the Company additional time to complete the Business Combination and would allow you as a stockholder the benefit of voting for the Initial Business Combination and remaining a stockholder in the post-business combination company, if you desire. Accordingly, we believe that the Charter Amendment Proposal and the Trust Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.
Q.
May I redeem my Public Shares in connection with the vote on the Charter Amendment Proposal and the Trust Amendment Proposal?

A.
Yes. Under our Charter, the submission of a matter to amend our Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Charter Amendment Proposal and the Trust Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, with respect to holders’ right to redeem, the Company will (i) remove from the trust account an amount (the

“Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Charter Amendment Proposal and the Trust Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Business Combination on or before each Extension date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Business Combination.
Q.
What vote is required to adopt the Ratification of Auditor Proposal?

A.
Ratification of Auditor Proposal. The Ratification of Auditor Proposal must be approved by a majority of stockholders entitled to vote, in person or by proxy, at the Special Annual Meeting of the Company.

Q.
Will the Company be affected by the Excise Tax included in the Inflation Reduction Act of 2022?

A.
The Inflation Reduction Act of 2022, which, among other things, imposes a 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022 (the “Excise Tax”), subject to certain exceptions. If applicable, the amount of the Excise Tax is generally 1% of the aggregate fair market value of any stock repurchased by the corporation during a taxable year, net of the aggregate fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. The Biden administration has proposed increasing the Excise Tax rate from 1% to 4%; however, it is unclear whether such a change will be enacted and, if enacted, how soon it could take effect.

Because we are a Delaware corporation and because our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the Inflation Reduction Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our BurTech Public Shares after December 31, 2022, including redemptions in connection with the Business Combination, unless an exemption is available. Generally, issuances of securities in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with an initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued. On June 28, 2024, the Treasury finalized certain of the proposed regulations (those relating to procedures for reporting and paying the Excise Tax). The remaining regulations (largely relating to the computation of the Excise Tax) remain in proposed form. The Treasury intends to finalize these proposed regulations at a later date and, until such time, taxpayers may continue to rely on the proposed regulations. In addition, the Excise Tax would be payable by us, and not by the redeeming holder. Finally, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.
Q.
Will funds in trust, including any interest thereon, be used, now or in the future, to pay for any Excise Tax imposed under the Inflation Reduction Act of 2022?

A.
Funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any Excise Tax imposed under the IR Act. To the extent there are insufficient funds in the Company’s working capital to fund the payment of any potential Excise Taxes that may become due upon a redemption of public shares in 2024 if we do not effect a business combination prior to December 21, 2024, our Sponsor has agreed to contribute to us (which may be by working capital loan) funds necessary to make any such potential Excise Tax payment without using proceeds (including interest income) from the trust account.

Q.
Why is the Company proposing the Adjournment Proposal?

A.
To allow the Company more time to solicit additional proxies in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Ratification of Auditor Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Ratification of Auditor Proposal.

Q.
How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.
All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, the Ratification of Auditor Proposal and the Adjournment Proposal.

Our executive officers and directors are not entitled to redeem such shares in connection with the Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, they held five shares of Class B common stock 10,385,745 shares of Class A common stock representing approximately 69% of the Company’s issued and outstanding shares of Common Stock.
Q.
What vote is required to adopt the proposals?

A.
Charter Amendment Proposal.   The Charter Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.

Trust Amendment Proposal.   The Trust Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Ratification of Auditor Proposal.   The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Adjournment Proposal.   The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Q.
What if I do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A.
If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditor Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q.
Will you seek any further extensions to liquidate the trust account?

A.
Other than the extending the Original Termination Date from December 15, 2024 until May 15, 2025, the Extended Termination Date, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.
What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A.
If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved at the Special Annual Meeting, and we have not consummated a Business Combination by December 15, 2024, it will trigger our automatic winding up, liquidation and dissolution of the Company pursuant to the terms of our Charter. No vote would be required from our stockholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Charter.

If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Stockholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Stockholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.
Our stockholders as of immediately prior to our IPO, including our Sponsor (our “Initial Stockholders”) and the Representative, have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the shares of Class B common stock and Class A common stock held or controlled by our Initial Stockholders prior to the IPO (“Founder Shares”), the Representative Shares and the Private Placement Shares purchased simultaneously with the consummation of the IPO, and to vote their Founder Shares, Representative Shares and Private Placement Shares in favor of any dissolution and plan of distribution which we submit to a vote of stockholders. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.
Q.
What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Termination Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate the Business Combination until the Extended Termination Date on May 15, 2025, or an earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Business Combination by the Extended Termination Date, and does not wish to seek an additional extension. We will remain a reporting company under the Exchange Act and our units, Class A common stock and public warrants will remain publicly traded.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares of Common Stock held by the Company’s officers, directors and their affiliates.

Q.
Would I still be able to exercise my redemption rights in the future if I vote against any subsequently initial business combination?

A.
Unless you elect to redeem your shares in connection with this stockholder vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal, you will be able to vote on any subsequent Initial Business combination when it is submitted to Stockholders. If you disagree with the Initial Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Initial Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q.
How do I change my vote?

A.
If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc. (“Advantage”), the Company’s proxy solicitation agent at: Toll Free: 877-870-8565; Collect: 206-870-8565, Email: ksmith@advantageproxy.com, prior to the commencement of the Special Annual Meeting.

Q.
How are votes counted?

A.
The Company’s proxy agent, Advantage will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Charter Amendment Proposal.   The Charter Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Trust Amendment Proposal.   The Trust Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Ratification of Auditors Proposal.   The Ratification of Auditors Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Adjournment Proposal.   The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.
If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q:
If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:
No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Charter Amendment Proposal and the Trust Amendment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Charter), but the abstention will have no effect on the outcome of such proposal.
Q:
What will happen if I abstain from voting or fail to vote at the Special Annual Meeting?

A:
At the Special Annual Meeting, BurTech will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a stockholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non- routine” proposals, such as the Charter Amendment Proposal and the Trust Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.
Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by BurTech without an indication of how the stockholder intends to vote on a proposal will be voted as recommended by the Board.

Q:
If I am not going to attend the Special Annual Meeting, should I return my proxy card instead?

A:
Yes. Whether you plan to attend the Special Annual Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote at any time before your proxy is voted at the Special Annual Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Special Annual Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198

Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com
Unless revoked, a proxy will be voted at the Special Annual Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement/ prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.
What is a quorum requirement?

A.
A quorum of Stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the Special Annual Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the Special Annual Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the Special Annual Meeting, no Public Shares would be required to achieve a quorum.

Q.
Who can vote at the Special Annual Meeting?

A.
Only holders of record of the Company’s Public Shares at the close of business on November [*], 2024 are entitled to have their vote counted at the Special Annual Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were 15,162,663 shares of Common Stock outstanding of the Company, including 4,345,663 outstanding Public Shares.

Stockholder of Record: Shares Registered in Your Name.   If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the Special Annual Meeting or vote by proxy. Whether or not you plan to attend the Special Annual Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q.
Does the Board recommend voting for the Charter Amendment Proposal, the Trust Amendment Proposal. and the Adjournment Proposal?

A.
Yes. The Board recommends that the Company’s Stockholders vote “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Q.
What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A.
The Company’s directors, officers and their affiliates have interests in the Charter Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and rights that will become worthless if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.
What if I object to the Charter Amendment Proposal or the Trust Amendment Proposal? Do I have appraisal rights?

A.
Company Stockholders do not have appraisal rights in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.
How do I redeem my Public Shares of the Company?

A.
In connection with the Special Annual Meeting and the vote on the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team at Email: spacredemptions@continentalstock.com no later than two business days prior to the Special Annual Meeting. If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the Special Annual Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.
Q:
Who will solicit and pay the cost of soliciting proxies?

A:
BurTech will pay the cost of soliciting proxies for the Special Annual Meeting. BurTech has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Special Annual Meeting. BurTech has agreed to pay Advantage a fee of up to $8,500, plus disbursements. BurTech will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. BurTech will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. BurTech’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact BurTech’s proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com
You may also obtain additional information about BurTech from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward- looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated December 09, 2021 and filed with the SEC on December 12, 2021 pursuant to Rule 421(b)(4) (File No. 333- 258914), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on May 7, 2024 (the “Annual Report”), and any that may be set forth in the Initial Business Combination Registration Statement on Form S-4. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings. A copy of the Annual Report will accompany this Proxy Statement for your review in connection with the Special Annual Meeting.
All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.
BACKGROUND
The Company
BurTech was incorporated in Delaware on March 02, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. BurTech has up to December 15, 2023 to consummate a Business Combination (if the time to complete a business combination is extended). If BurTech is unable to complete its initial business combination within such period (as extended as described herein), it will (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to BurTech (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, BurTech will dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Following the closing of the initial public offering (“IPO”) on December 15, 2021 and the underwriters’ partial exercise of over- allotment option on December 13, 2021, approximately $292.2 million from the net proceeds of the sale of the Public Units in the IPO (each Unit consists of one share of Class A common stock and one redeemable warrant entitling the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share) and the sale of the Private Units was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). The Private Units are the same as the Public Units. The funds held in the Trust Account is invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, so that BurTech is not deemed to be an investment company under the Investment Company Act except with respect to interest earned on the funds held in the Trust Account that may be released to BurTech to pay its income or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of a Business Combination or the redemption of 100% of the outstanding shares of common stock if BurTech has not completed a Business Combination in the required time period. The proceeds held in the Trust Account may be used as consideration to pay the sellers of a target business with which BurTech completes a Business Combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business.
Prior Extension
At a special meeting of stockholders held on March 10, 2023 (the “Extension Meeting”), the Company’s stockholders approved (i) a proposal to amend its amended and restated certificate of incorporation, and (ii) a proposal to amend the investment management trust agreement dated as of December 10, 2021, with Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), to extend the date by which it has to consummate a business combination until December 15, 2023 (the “Trust Agreement”). In connection with the stockholders’ vote at the Extension Meeting, 22,119,297 shares were tendered for redemption. As a result, approximately $228 million (approximately $10.31 per share) was removed from the Trust Account to pay such stockholders. Following redemptions, the Company had approximately $68 million in the Company’s trust account.
At a special meeting of stockholders held on December 11, 2023 (the “Second Extension Meeting”), the Company entered into an amendment to the Trust Agreement d (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination twelve (12) times, each such extension for an additional one (1) month period until December 15, 2024, by depositing into the Trust Account the lesser of $0.03 per unredeemed share of Class A common stock or $150,000 per month. In connection with the stockholders’ vote at the Special Meeting, 2,285,040 shares were tendered for redemption. As a result, approximately $24.4 million (approximately $10.70 per share) was removed from the Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date.
On December 11, 2023, the Company issued an aggregate of 9,487,495 Class A Shares, to the holders of the Company’s Class B Shares, upon the exchange of an equal number of Class B Shares (the “Exchange”). The 9,487,495 Class A Shares issued in connection with the Exchange are subject to the same restrictions as applied to the Class B Shares before the Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of the Business Combination as described in the prospectus for our IPO.
THE FUNDS HELD IN THE COMPANY’S TRUST ACCOUNT, INCLUDING ANY INTEREST THEREON, WILL NOT BE USED TO PAY FOR ANY EXCISE TAX LIABILITIES WITH RESPECT TO ANY FUTURE REDEMPTIONS PRIOR TO OR IN CONNECTION WITH ANY EXTENSION, THE BUSINESS COMBINATION OR THE LIQUIDATION OF THE COMPANY.
The Company is still in the process of completing a business combination.
On December 22, 2023, BurTech entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among BurTech, BurTech Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of BurTech, Blaize, Inc., a Delaware corporation (“Blaize”), and, solely for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, pursuant to which Merger Sub will merge with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a direct, wholly owned subsidiary of BurTech, on the terms and subject to the conditions set forth therein. In connection with the consummation of the Business Combination, BurTech will be renamed “Blaize Holdings, Inc.”
Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if it has not consummated a business combination(s) on or before December 15, 2024. The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing the Business Combination involving the Target.
The mailing address of our principal executive office is: 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004.
Failure to Timely to Complete the Business Combination
As disclosed in the Company’s prospectus dated December 09, 2021 in connection with IPO, pursuant to the Trust Agreement, and the Company’s Charter, if BurTech does not complete the initial Business Combination by December 15, 2024, it would cease all operations except for the purpose of winding up the Company.
BurTech and its board of directors have determined that there will not be sufficient time before December 15, 2024 to complete the Business Combination, or to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, BurTech’s board has determined that, given BurTech’s expenditure of time, effort and money on completing the Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, BurTech will have to consummate the Business Combination before the Extended Termination Date.
YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES OF CLASS A COMMON STOCK NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES OF CLASS A COMMON STOCK INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED TERMINATION DATE.
If BurTech’s board of directors determines that BurTech will not be able to consummate the Business Combination by the Extended Termination Date, BurTech would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares of Class A common stock.
In connection with the Charter Amendment Proposal and the Trust Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to BurTech to pay franchise and income taxes, divided by the number of then outstanding public shares of Class A common stock, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares of Class A common stock will retain their right to redeem their public shares of Class A common stock when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposal. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $47 million of marketable securities as of November [*], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if BurTech has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 10,385,750 shares of our common stock that we refer to as the “Founder Shares” issued prior to our IPO, which includes five shares of Class B common stock, and 10,385,745 shares of our Class A common stock, which includes the 938,750 shares of Class A common stock issued in the private placement of units that closed simultaneously with the IPO, (the “Private Placement Shares”), that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.
We have issued to EF Hutton, a division of Benchmark Investments, LLC or their affiliates, as representative of the underwriters in our IPO (the “Representative”), 431,250 shares of our Class A common stock in connection with the consummation of the IPO (including share issued upon exercise of the underwriters’ over-allotment option). We refer to such shares of Class A common stock as the “Representative Shares.” The holders of the Representative Shares have agreed not to transfer, assign or sell any such shares without our prior consent until the completion of our initial business combination. In addition, the holders of the Representative Shares have agreed (i) to waive their redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of our initial business combination and (ii) to waive their rights to liquidating distributions from the trust account with respect to such shares if we fail to complete our initial business combination by the Original Termination Date.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Annual Meeting (or December [*], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
As of November [*], 2024, there was approximately $47 million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to May 15, 2025, the redemption price per share at the meeting for the Initial Business combination or the Company’s subsequent liquidation will be approximately $10.** per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.** per share. The closing price of the Company’s common stock on November [*], 2024 was $10.**. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal are not approved and we do not consummate the Business Combination by December 15, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders, including the Representative, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Representative Shares or the Private Placement Shares.
Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, the Private Placement Shares and the Representative Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our stockholders.
Our board has fixed the close of business on November [*], 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Annual Meeting or any adjournment thereof.
After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Voting Rights and Revocation of Proxies
The record date with respect to this solicitation is the close of business on November [*], 2024 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Annual Meeting and any adjournment or adjournments thereof.
The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Annual Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about November [*], 2024.
Dissenters’ Right of Appraisal
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.
Outstanding Shares and Quorum
The number of outstanding shares of Common Stock (which includes the Company’s Class A common stock and Class B common stock) entitled to vote at the Special Annual Meeting is 15,162,663. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Annual Meeting of the holders of 7,581,332 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters. As of the Record Date for the Special Annual Meeting, No Public Shares would be required to achieve a quorum. The Company’s warrants do not carry voting rights.
Broker Non-Votes
Holders of shares of our Class A common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.
Proposal 1 (Charter Amendment Proposal) is a matter that we believe will be considered “non-routine.”
Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-routine.”
Proposal 3 (Ratification of Auditors Proposal) is a matter that we believe will be considered “routine.”
Proposal 4 (Adjournment Proposal) is a matter that we believe will be considered “routine.”
Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass
Assuming the presence of a quorum at the Special Annual Meeting:
Proposal Required	Vote	Broker Discretionary Vote Allowed
Charter Amendment Proposal	More than 65% of outstanding shares	No
Trust Amendment Proposal	More than 65% of outstanding shares	No
Ratification of Auditors Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Annual Meeting	Yes

Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Annual Meeting	Yes
Abstentions will count as a vote against each of the proposals.
Interests of the Company’s Directors and Officers
When you consider the recommendation of our board, you should keep in mind that the Company’s initial stockholders, sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Initial Business Combination;

•
the fact that if the Initial Business Combination is not approved, in accordance with our Charter, the 9,487,500 Founder Shares held by our sponsor, our officers and directors, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 898,250 Private Placement Shares included in the private units that were acquired simultaneously with the IPO in the private placement for an aggregate purchase price of $8,982,500 which includes the 93,750 Private Placement Shares acquired in connection with the exercise of the overallotment option for an aggregate purchase price of $937,500. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Shares, such Founder Shares and Private Placement Shares had an aggregate market value of approximately $** million based on the last sale price of $10.**, on Nasdaq on November [*], 2024;

•
if we are unable to complete a business combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.15 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•
all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Initial Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•
our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Initial Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Initial Business Combination is not completed. As of November [*], 2024 no out-of-pocket expenses are owed to BurTech’s officers, directors and Sponsor.

Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Extension is implemented and the Company consummates the Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.
Voting Procedures
Each share of our Class A common stock that you own in your name entitles you to one vote on each of the proposals for the Special Annual Meeting. Your proxy card shows the number of shares of our common stock that you own.
•
You can vote your shares in advance of the Special Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Class A common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal.

•
You can attend the Special Annual Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies
Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Annual Meeting. The Company has agreed to pay Advantage Proxy, Inc. (“Advantage”) its customary fee and out-of-pocket expenses. The Company will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage at:
Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com
The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Annual Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Delivery of Proxy Materials to Stockholders
Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to BurTech Acquisition Corp., 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004; Attention: Secretary, or call the Company promptly at (202) 600-5757.
If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to BurTech Acquisition Corp., 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004; Attention: Secretary.
Conversion Rights
Pursuant to our currently existing charter, any holders of our public shares of Class A common stock may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Annual Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Annual Meeting). For illustrative purposes, based on funds in the trust account of approximately $47 million on November [*], 2024, the estimated per share conversion price would have been approximately $10.**.
In order to exercise your conversion rights, you must:
•
submit a request in writing prior to 5:00 p.m., Eastern time on December [*], 2024 (two business days before the Special Annual Meeting) that we convert your public shares of Class A common stock for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com
and
•
deliver your shares of Class A common stock either physically or electronically through DTC to our transfer agent at least two business days before the Special Annual Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your shares of Class A common stock as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.
If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Annual Meeting (assuming the Charter Amendment Proposal and the Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.
If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate the Business Combination by December 15, 2024, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our rights to convert into common stock will be worthless.
Holders of outstanding units must separate the underlying shares of Class A common stock and public warrants prior to exercising conversion rights with respect to the shares of Class A common stock.
If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares of Class A common stock and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares of Class A common stock upon the separation of the public shares of Class A common stock from the units.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares of Class A common stock and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares of Class A common stock upon the separation of the public shares of Class A common stock from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares of Class A common stock to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Shahal Khan(2)	10,385,750	68.5%
Roman Livson(2)	10,385,750	68.5%
Patrick Orlando(1)(2)	10,385,750	68.5%
Isaac Chetrit(4)		*
Payel Farasat(4)		*
Christopher Schroeder(4)		*
All officers and directors as a group (5 individuals)	10,385,750	68.5%
BurTech LP LLC(2)	10,385,750	68.5%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of these individuals is c/o BurTech Acquisition Corp., 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004.

(2)
BurTech LP LLC, our sponsor, is the record holder of the securities reported herein. Shahal Khan, Patrick Orlando and Roman Livson are the managing members of our sponsor. By virtue of this relationship, Messrs. Khan and Livson may be deemed to share beneficial ownership of the securities held of record by our sponsor. Messrs. Khan and Livson disclaim any beneficial ownership except to the extent of their pecuniary interest in such securities.

(3)
Each of our officers and directors is, directly or indirectly, a member of our sponsor or has direct or indirect economic interests in our sponsor, and each of them disclaims any beneficial ownership of any shares held by our sponsor except to the extent of his or her ultimate pecuniary interest.

PROPOSAL 1:
THE CHARTER AMENDMENT PROPOSAL
This is a proposal to amend BurTech’s second amended and restated certificate of incorporation (the “Charter”), to extend the date by which BurTech has to consummate a business combination (the “Extension”) from December 15, 2024 to May 15, 2025 (the latest such date actually extended being referred to as the “Extended Termination Date”).
All stockholders are encouraged to read the proposed Charter Amendment Proposal in its entirety for a more complete description of its terms. A copy of the proposed Charter Amendment Proposal is attached hereto as Annex A.
Reasons for the Proposed Charter Amendment Proposal
The purpose of the Charter Amendment Proposal is to allow BurTech more time to complete its initial business combination. BurTech’s Charter provides that BurTech has only until December 15, 2024 to complete a business combination.
Failure to Timely Complete a Business Combination
As disclosed in the Company’s prospectus dated December 09, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter, as amended, if BurTech does not complete its initial Business Combination by December 15, 2024, BurTech would cease all operations except for the purpose of winding up the Company.
BurTech and its board of directors have determined that there will not be sufficient time before December 15, 2024 to consummate the Business Combination. Accordingly, BurTech’s board has determined that, given BurTech’s expenditure of time, effort and money on completing the Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, BurTech will have to consummate the Business Combination before the Extended Termination Date.
If BurTech’s board of directors determines that BurTech will not be able to consummate the Business Combination by the Extended Termination Date, BurTech would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares of Class A common stock.
In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to BurTech to pay franchise and income taxes, divided by the number of then outstanding public shares of Class A common stock, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares of Class A common stock will retain their right to redeem their public shares of Class A common stock when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $47 million of marketable securities as of November [*], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if BurTech has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 10,385,750 shares of our common stock, which includes five shares of Class B common stock and 9,487,495 shares of Class A common stock after the Exchange, which we refer to as the “Founder Shares”, issued prior to our IPO, and 898,250 shares of our Class A common stock, which we refer to as the “Private Placement Shares” that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.
We have issued to EF Hutton, a division of Benchmark Investments, LLC or their affiliates, as representative of the underwriters in our IPO (the “Representative”), 431,250 shares of our Class A common stock in connection with the consummation of the IPO (including share issued upon exercise of the underwriters’ over-allotment option). We refer to such shares of Class A common stock as the “Representative Shares.” The holders of the Representative Shares have agreed not to transfer, assign or sell any such shares without our prior consent until the completion of our initial business combination. In addition, the holders of the Representative Shares have agreed (i) to waive their redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of our initial business combination and (ii) to waive their rights to liquidating distributions from the trust account with respect to such shares if we fail to complete our initial business combination by the Original Termination Date.
Factors to Consider
When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:
•
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company extends the Combination Period to May 15, 2025, there will be no additional funds added to the Trust Account.

•
Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Conversion Rights”).

•
Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $47 million of marketable securities as of November [*], 2024.

Interests of the Company’s Directors and Officers
When you consider the recommendation of our board, you should also keep in mind that BurTech’s Sponsor, initial stockholders, officers and directors have interests in the proposals and the business combination that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
BurTech’s Sponsor has a fiduciary obligation to its members and Shahal Khan, (BurTech’s Chief Executive Officer and Director) is the controlling member of our Sponsor. Roman Livson our Chief Financial Officer is also a member of our Sponsor. Each of Mr. Khan and Mr. Livson has a fiduciary obligation to both BurTech and the Sponsor, and may have a conflict of interest when voting.

If the Business Combination is not completed, BurTech will be required to dissolve and liquidate. In such event, the 9,487,500 Founder Shares which were acquired prior to the IPO and 898,250 Private Placement Shares included in the private placement units acquired in the private placement simultaneously with the closing of the IPO currently held by the initial stockholders, will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $** million, and the Private Placement Shares had an aggregate market value of approximately $** million, based on the closing price of $10.** per share of BurTech’s Class A common stock on the Nasdaq Global Market as of November [*], 2025.

•
Because of these interests, BurTech’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the BurTech Common Stock declined to $5.00 per share after the close of the business combination, BurTech’s public stockholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while BurTech’s initial stockholders would have a gain of $4.13 per share because it acquired the Founder Shares for a nominal amount. In other words, BurTech’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.
•
BurTech’s sponsor is BurTech LP, LLC (“Sponsor”), and its managing member is Shahal Khan. If the Business Combination is not completed, the Sponsor will lose an aggregate of approximately $[10.1] million, with the potential value of approximately $** million comprised of the following:

•
approximately $** million (based on the closing price of $10.** per share of BurTech Class A common stock on the Nasdaq Global Market as of November [*], 2024) for the 9,487,500 Founder Shares and approximately $** million for the 898,250 Private Placement Shares that were included in the units sold in the private placement simultaneously with the IPO, that the Sponsor holds;

•
the $10,000 monthly administrative fee under the administrative support agreement pursuant to which BurTech may delay payment of the same until the consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Annual Meeting (or December [*], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
As of November [*], 2024, there was approximately $47 million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to May 15, 2025, the redemption price per share at the meeting for the Initial Business combination or the Company’s subsequent liquidation will be approximately $10.** per share (without taking into account any interest) in comparison to the current redemption price of approximately 10.** per share. The closing price of the Company’s common stock on November [*], 2024 was $10.**. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal are not approved and we do not consummate a business combination by December 15, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights that were included in the units purchased in the public offering, which will be worthless in the event of our winding up. In the event of a liquidation, our sponsor, the Representative, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Representative Shares or the Private Placement Shares.

Required Vote
Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares, the Private Placement Shares and the Representative Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal or the Trust Amendment Proposal at any time without any further action by our stockholders.
Our board has fixed the close of business on November [*], 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Annual Meeting or any adjournment thereof.
You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares of Class A common stock now, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares of Class A common stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.
Recommendation
The Company’s board of directors recommends that you vote “FOR” the Charter Amendment Proposal.

RISK FACTORS
An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on May 7, 2024 (the “Annual Report,” a copy of which is attached to this proxy statement) and the factors described in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”
We may not be able to complete the Business Combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.
The Sponsor currently owns approximately 68.5% of BurTech. Shahal Khan is the Senior Managing Member and the controlling person of the Sponsor and currently holds 49% of the outstanding membership interest in the Sponsor and Big 4 Sponsor LLC currently holds 42.3% of the outstanding membership interest in the Sponsor. Big 4 Sponsor LLC is beneficially owned by Patrick Orlando. In addition, HH Sheikh Maktoum currently holds 6.6% of the outstanding membership interest in the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that with non-U.S. persons involved or more could be involved in the Business Combination, which may increase the risk that the Business Combination becomes subject to regulatory review, including review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination is within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination or order us to divest all or a portion of a U.S. business of the surviving entity without first obtaining CFIUS clearance. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or Blaize to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of New Blaize. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, the Business Combination post-closing.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete the Business Combination. If we cannot complete the Business Combination by December 15, 2024 because the transaction is still under review or because the Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, the Public Stockholders may lose the investment opportunity in New Blaize and the chance of realizing future gains on their investment through any price appreciation in New Blaize and the warrants would expire worthless. This will also cause stockholders to lose the investment opportunity in the Business Combination and the chance of realizing future gains on their investment through any price appreciation in the combined company.

Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement in Nasdaq Rule IM 5101-2(b) to complete a business combination, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on October 28, 2024
Nasdaq Listing Rule IM-5101-2(b) (the “Rule”), requires that we complete a business combination no later than 36 months after our IPO, and Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement to complete a business combination in the Rule, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on December 10, 2024. Therefore, if we do not complete our business combination by December 10, 2024, which we will not be able to do, our securities will be suspended and delisted from Nasdaq. In addition, while we may appeal the suspension and delisting, a Nasdaq hearings panel will have no discretion in allowing us to remain listed and may only reverse the Nasdaq’s staff’s determination if it finds it made a factual error applying the Rule, which there will not be assuming that we receive a delisting letter on or after December 10, 2024.
The Extension Proposal would allow us to complete a business combination after December 10, 2024, which is beyond the time-frame permitted by the Rule and which means we will not be listed at the time we close a business combination. Because being listed on Nasdaq is a condition to the business combination, if we are not able to meet Nasdaq initial listing requirement in connection with the closing of the Business Combination, Blaize may elect to terminate the Business Combination Agreement and not proceed with the business combination.
Once our securities are delisted, our securities would likely trade on the Over the Counter market, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. If this were to occur, we would face significant material adverse consequences, including.
•
a determination that our Public Shares are a “penny stock,” which will require brokers trading in the Public Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for its securities;

•
a limited availability of market quotations for the Company’s securities;

•
reduced liquidity for the Company’s securities;

•
a decreased ability to issue additional securities or obtain additional financing in the future.

Because we would no longer be listed on Nasdaq, our securities would no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date we have not registered our securities in any State, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.
We may not be able to complete a business combination by the expiration of the Extended Termination Date, even if the Charter Amendment Proposal is approved by our stockholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.
We may not be able to complete a business combination by the expiration of the Extended Termination Date, even if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by our stockholders. Our ability to complete the Business Combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our 2023 Annual Report, and in other reports that we file with the SEC. If we have not completed the Business Combination prior to the Extended Termination Date (assuming that it is approved pursuant to Charter Amendment Proposal), and we do not seek any further extension, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per- share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our liquidation.
Additionally, we are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment Proposal and, if needed, any additional extensions, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Charter Amendment Proposal is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendment and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of their securities on the open market. The price of our Class A Common Stock may be volatile, and there can be no assurance that stockholders will be able to dispose of their Public Shares at favorable prices, or at all.
If we do not complete a business combination by May 15, 2025 (assuming that the Charter Amendment Proposal is approved), you may not benefit from leaving your investment in the Trust Account and not electing to redeem your Public Shares.
Under the Charter (if the Charter Amendment Proposal is approved), if a business combination is not completed by May 15, 2025, the Company is to be liquidated and the proceeds in the Trust Account paid to the Company’s public stockholders. In that case, any business combination agreement to which we may be party at the time will be terminated. Any extension of that date requires approval by our stockholders and, in seeking such approval, would be required to offer our shareholders the right to have their Public Shares redeemed. It is possible that all, or a significant percentage of the public stockholders will exercise their redemption rights.
In addition to other factors which would cause a public stockholder to redeem his, her or its Public Shares, the SEC’s approach that may treat a SPAC such as ours as an investment company under the Investment Company Act may provide a reason for shareholders to exercise their redemption right rather than extend the date by which a business combination must be completed. The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, to mitigate the risk of our being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may instruct Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. Any such decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or in an interest-bearing demand deposit account would thereby reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

PROPOSAL 2:
THE TRUST AMENDMENT
The Trust Amendment
The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 15, 2021, as amended, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the time to complete a business combination (the “Business Combination Period”) from December 15, 2024 to May 15, 2025 (the “Trust Amendment”), with no additional funds deposited into the Trust Account. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
Reasons for the Trust Amendment
The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from December 15, 2024 until May 15, 2025 with no additional funds deposited into the Trust Account.
The Company’s current Charter and Trust Agreement provide that the Company has until December 15, 2024 to complete a business combination monthly payments of $150,000 into the Company’s Trust Account.
BurTech and its board of directors have determined that there will not be sufficient time before December 15, 2024 (its current termination date) to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. However, management believes that it can close the Business Combination before May 15, 2025.
If the Trust Amendment Is Not Approved
If the Trust Amendment Proposal is not approved, and we do not consummate the Business Combination by December 15, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.
The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.
If the Trust Amendment Proposal Is Approved
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Initial Business Combination or in connection with our liquidation if we do not complete the Business Combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate the Business Combination by the applicable termination date as described below and does not wish to seek an additional extension.
Required Vote
Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding Common Stock, including the Founder Shares, Private Placement Shares and the Representative Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on November [*], 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Annual Meeting or any adjournment thereof.
You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares of Class A common stock now, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares of Class A common stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.
Recommendation
The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3:
THE RATIFICATION OF AUDITORS PROPOSAL
The Audit Committee of the Board has selected and approved of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Marcum has served as the Company’s independent registered public accounting firm since 2021.
In the event the stockholders fail to ratify the selection of Marcum, the audit committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the audit committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Services and Fees of Independent Auditors
The following is a summary of fees paid or to be paid to Marcum for services rendered.
Audit Fees.   Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 8-K for the respective periods and other required filings with the SEC for the year ended December 31, 2023 and 2022, totaled approximately $124,631 and $134,819, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
Audit-Related Fees.   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. For the year ended December 31, 2023 and 2022, we did not pay Marcum any audit-related fees.
Tax Fees.   We did not pay Marcum for tax return services, planning and tax advice for the year ended December 31, 2023 and 2022.
All Other Fees.   We did not pay Marcum for any other services for the year ended December 31, 2023 and 2022.
Pre-Approval Policy
Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Consequences if the Auditor Ratification Proposal is Not Approved
Neither the Articles nor other governing documents or law require shareholder ratification of the selection of Marcum LLP as the independent registered public accounting firm; however, the Audit Committee of the Board is submitting the selection of Marcum LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain Marcum LLP. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company.

Required Vote
If a majority of the shares present in person or by proxy and voting on the matter at the Special Annual Meeting vote for the Ratification of Auditors Proposal, the chairman of the Special Annual Meeting will exercise his or her power to adjourn the meeting as set out above.
Recommendation
The Company’s board of directors recommends that you vote “FOR” the Ratification of Auditors Proposal.

PROPOSAL 4:
THE ADJOURNMENT PROPOSAL
The adjournment proposal, if adopted, will request the chairman of the Special Annual Meeting (who has agreed to act accordingly) to adjourn the Special Annual Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Annual Meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Annual Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Annual Meeting to approve the other proposal.
Required Vote
If a majority of the shares present in person or by proxy and voting on the matter at the Special Annual Meeting vote for the Adjournment Proposal, the chairman of the Special Annual Meeting will exercise his or her power to adjourn the meeting as set out above.
Recommendation
The Company’s board of directors recommends that you vote “FOR” the Adjournment Proposal.

THE SPECIAL ANNUAL MEETING
Date, Time and Place.   The Special Annual Meeting will be held at 11:30 a.m., ET on December [*], 2024 virtually at https://www.cstproxy.com/burtechacq/2024
US Toll Free
International Toll
Conference ID
The Notice of Special Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/burtechacq/2024. We are first mailing these materials to our stockholders on or about November [*] 2024.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Special Annual Meeting, if you owned Public Shares at the close of business on November [*], 2024, the Record Date for the Special Annual Meeting. At the close of business on the Record Date, there were 15,162,663 shares of Common Stock outstanding each of which entitles its holder to cast one vote on the proposal. This includes 15,162,658 shares of Class A common stock, par value $0.0001 per share, and five shares of Class B common stock, par value $0.0001 per share.
Proxies; Board Solicitation.   Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Annual Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Annual Meeting. Advantage is assisting the Company in the proxy solicitation process for this Special Annual Meeting. The Company will pay that firm approximately $8,500 in fees, plus disbursements for such services.
Required Votes
Charter Amendment Proposal.   The Charter Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Trust Amendment Proposal.   The Trust Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Ratification of Auditors Proposal.   The Ratification of Auditors Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Adjournment Proposal.   The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.
If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal, the Ratification of Auditors Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

The Sponsor, the Representative and all of the Company’s directors, executive officers, initial stockholders and their affiliates are expected to vote any Common Stock owned by them in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, our initial stockholders beneficially owned and were entitled to vote 10,385,750 shares of Common Stock, which includes 9,487,500 Founder Shares and 898,250 shares of Class A common stock from the private placement, representing approximately 69% of the Company’s issued and outstanding shares of Common Stock.
STOCKHOLDER PROPOSALS
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Extended Termination Date is effective, the Trust Amendment is executed and the Initial Business Combination is consummated, we expect that the post-Business Combination Company will hold its 2025 annual meeting of stockholders in 2025. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.
If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Initial Business Combination is not consummated, there will be no further annual meetings of the Company.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement along with the Annual Report. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitation agent at:
Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com
OTHER INFORMATION
The Company’s 2023 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, with the proxy statement
Other Matters to Be Presented at the Special Annual Meeting
The Company did not have notice of any matter to be presented for action at the Special Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Special Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment Proposal or the Adjournment by contacting us at the following address or telephone number:
BurTech Acquisition Corp.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
(202) 600-5757
You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
PROXY CO CONTACT INFORMATION
In order to receive timely delivery of the documents in advance of the Special Annual Meeting, you must make your request for information no later than                  , 2024.

Annex A
Charter Amendment
THIRD AMENDMENT TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF BURTECH ACQUISITION CORP.
December [*], 2024
BurTech Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “BurTech Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 02, 2021. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on May 19, 2021. The Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 13, 2021 (the “Second Amended and Restated Certificate”).
2.   On March 10, 2023, the Corporation filed an amendment to the Second Amended and Restated Certificate with the Secretary of State of Delaware.
3.   On December 11, 2023, the Corporation filed an amendment to the Second Amended and Restated Certificate with the Secretary of State of Delaware.
4.   This Third Amendment to the Second Amended and Restated Certificate amends the Second Amended and Restated Certificate.
5.   This Amendment to the Second Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.
6.   The text of Paragraph 9.1(b) of Article NINE is hereby amended and restated to read in full as follows:
“9.1 (b). Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 19, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination; (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination, as determined by the Board, until up to May 15, 2025 (the “Last Date”); or (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Second Amended and Restated Certificate, as amended (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with the Business Combination to redeem 100% of such shares if the Corporation has not consummated the Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.

A-1

IN WITNESS WHEREOF, BurTech Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.
BURTECH ACQUISITION CORP.
By:

Name: Shahal Khan
Title: Chief Executive Officer

A-2

Annex B
AMENDMENT NO. 3
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amendment No. 1 (this “Amendment”), dated as of December [*], 2024, to the Investment Management Trust Agreement (as defined below) is made by and between BurTech Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.
WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement on December 10, 2021, as amended on March 10, 2023 and December 11, 2023 (the “Trust Agreement”);
WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;
WHEREAS, at a Special Annual Meeting of the Company held on December [*], 2024, the Company’s stockholders approved (i) a proposal to amend the Company’s second amended and restated certificate of incorporation (the “3rd A&R COI”) giving the Company the right to extend the date by which it has to consummate a business combination until May 15, 2025; and
NOW THEREFORE, IT IS AGREED:
1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by May 15, 2025 (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.”
IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By: /s/ Name: Francis Wolf Title: Vice President
BURTECH ACQUISITION CORP.
By: /s/ Name: Shahal Khan Title: Chief Executive Officer

B-1

PROXY CARD
BURTECH ACQUISITION CORP.
PROXY FOR THE SPECIAL ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be
Held on December [*], 2024: The Proxy Statement is available at https://www.cstproxy.com/burtechacq/2024

The undersigned hereby appoints Roman Livson as proxy of the undersigned to attend the Special Annual Meeting of Stockholders (the “Special Annual Meeting”) of BurTech Acquisition Corp. (the “Company”), to be held via teleconference as described in the Proxy Statement on December [*], 2024 at 11:30 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Annual Meeting, dated November [*]. 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:
1.
PROPOSAL 1. CHARTER AMENDMENT PROPOSAL — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION UNTIL MAY 15, 2025.

For ☐ Against ☐ Abstain ☐
2.
PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF DECEMBER 10, 2021 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), ALLOWING THE COMPANY TO EXTEND THE COMBINATION PERIOD UNTIL MAY 15, 2025.

For ☐ Against ☐ Abstain ☐
3.
PROPOSAL 3. RATIFICATION OF AUDITORS — APPROVAL TO RATIFY THE APPOINTMENT OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

For ☐ Against ☐ Abstain ☐
4.
PROPOSAL 4. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL ANNUAL MEETING TO ADJOURN THE SPECIAL ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1, 2 AND 3.

For ☐ Against ☐ Abstain ☐
NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER

MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned
Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.
PLEASE COMPLETE THE FOLLOWING:
I plan to attend the Special Annual Meeting (Circle one):
Yes   No   Number of attendees:
PLEASE NOTE:
STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.